THE ROYCE FUND
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

June 12, 2015

Dear Royce Select Fund I Shareholder:

I am inviting you to vote on the proposed reorganization of Royce Select Fund I (“Select Fund I”), a series of The Royce Fund (the “Trust”), into Royce 100 Fund (“100 Fund”), also a series of the Trust. A special meeting of the shareholders of Select Fund I is scheduled for July 27, 2015 (the “Meeting”) to consider and approve the proposed reorganization. If the proposed reorganization receives the required shareholder approval and is completed, you will become a shareholder of 100 Fund, you will cease to own shares of Select Fund I, and Select Fund I will be terminated. This package contains information about this proposal and includes materials you will need to vote.

The Funds have identical investment objectives, employ substantially similar principal investment strategies to pursue those investment objectives, and have the same portfolio managers. The investment objective of each Fund is to seek long-term growth of capital. Each Fund uses a disciplined value investment approach to invest in a limited number (generally less than 100) of small- and mid-cap companies with stock market capitalizations up to $5 billion. Lauren A. Romeo manages Select Fund I, assisted by the undersigned, while Ms. Romeo and the undersigned serve as the lead portfolio manager and portfolio manager, respectively, for 100 Fund. A difference between the Funds is that Select Fund I may engage in short sale transactions and borrow money for investment purposes while 100 Fund is prohibited from doing so. Despite the ability of Select Fund I to engage in these types of investment practices, its portfolio managers have historically not elected to use them to any significant extent. Overall, the Funds are subject to substantially similar, though not identical, principal investment risks and have similar, though not identical, overall risk profiles.

The fees and expenses associated with an investment in the Funds are also quite similar. Select Fund I and 100 Fund are subject to the exact same contractual investment advisory fee rates. In addition, the annualized operating expense ratios for Select Fund I and 100 Fund for the fiscal year ended December 31, 2014 were almost identical (i.e., 1.23% for Select Fund vs. 1.22% for 100 Fund).

The Funds are, however, quite dissimilar in terms of their size. Select Fund I, which has historically had a difficult time attracting and maintaining assets at a sufficient level for it to be viable as a stand-alone mutual fund, also recently experienced a significant decline in its net asset level from $39.2 million as of December 31, 2014 to $25.9 million as of March 31, 2015. 100 Fund, with net assets of approximately $195.6 million as of March 31, 2015, is considerably larger than Select Fund I.

We believe that completion of the proposed reorganization would give Select Fund I shareholders the opportunity to participate in a fund with: (i) the same investment objective and portfolio managers; (ii) substantially similar principal investment strategies and policies; and (iii) a substantially larger asset base over which expenses may be spread. The Board of Trustees of the Trust has approved the proposed reorganization and recommends that you vote “FOR” the proposal. Although the Trustees have determined that the proposed reorganization is in the best interests of Select Fund I and its shareholders, the final decision is yours.

The enclosed materials explain the proposal in more detail and we encourage you to review them carefully. We hope that you will respond today to ensure that your shares will be represented at the Meeting. You may authorize a proxy to vote your shares by using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;
•	By internet; or
•	By returning the enclosed proxy card in the postage-paid envelope.

You may also vote in person at the Meeting.

Please call Investor Services toll-free at 1-800-221-4268 with any questions you may have about the proposed reorganization.

As always, thank you for your continued support of our work. We look forward to serving you for many years to come.

Sincerely,

CHARLES M. ROYCE
President of The Royce Fund

Please vote now. Your vote is important.
To avoid the wasteful and unnecessary expense of further proxy solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by touch-tone telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal.

THE ROYCE FUND
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 27, 2015

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of Royce Select Fund I (“Select Fund I”), a series of The Royce Fund (the “Trust”), will be held at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151, on July 27, 2015 at 2:00 p.m. (Eastern time), for the following purposes:

1. To consider and approve a Plan of Reorganization of the Trust (the “Plan”), on behalf of Select Fund I and Royce 100 Fund (“100 Fund”). As described in more detail in the accompanying Prospectus/Proxy Statement, the Plan provides for the transfer of all of the assets of Select Fund I to 100 Fund in exchange for 100 Fund’s assumption of all of the liabilities of Select Fund I and 100 Fund’s issuance to Select Fund I of Investment Class shares of beneficial interest of 100 Fund (the “100 Fund Shares”). The 100 Fund Shares received by Select Fund I in the proposed reorganization will have an aggregate net asset value that is equal to the aggregate net asset value of the Select Fund I shares that are outstanding immediately prior to such reorganization. The Plan also provides for the distribution by Select Fund I, on a pro rata basis, of the 100 Fund Shares to its shareholders in complete liquidation of Select Fund I. A vote in favor of the Plan by Select Fund I shareholders will constitute a vote in favor of the termination of Select Fund I as a separate series of the Trust.

2. To transact such other business as may come before the Meeting or any adjournment thereof.

The Board of Trustees of the Trust has fixed the close of business on June 1, 2015 as the record date for the determination of those shareholders entitled to vote at the Meeting or any adjournment thereof. Only holders of record of Select Fund I shares at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment thereof.

A complete list of Select Fund I shareholders entitled to vote at the Meeting will be available and open to the examination of any Select Fund I shareholder for any purpose relevant to the Meeting during ordinary business hours from and after July 13, 2015, at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151.

If the Plan receives the required shareholder approval and the proposed reorganization is completed, you will become a shareholder of 100 Fund, you will no longer own shares of Select Fund I, and Select Fund I will be liquidated and terminated as a separate series of the Trust. In the event the Plan does not receive the required shareholder approval or the proposed reorganization is not otherwise completed, Select Fund I and 100 Fund will continue to operate as separate Funds and you will remain a Select Fund I shareholder.

Please call Investor Services toll-free at 1-800-221-4268 with any questions you may have about Proposal No. 1.

IMPORTANT

To avoid the wasteful and unnecessary expense of further proxy solicitation, please mark your instructions on the enclosed proxy card, date and sign it, and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. You may also authorize a proxy to vote your shares via touch-tone telephone or the Internet by following the instructions on the proxy card. Please take advantage of these prompt and efficient proxy authorization options. The accompanying proxy is solicited on behalf of the Board of Trustees of the Trust, is revocable, and will not affect your right to vote in person in the event that you attend the Meeting.

By Order of the Board of Trustees of The Royce Fund

John E. Denneen
Secretary

June 12, 2015

PROXY STATEMENT
for
ROYCE SELECT FUND I,
A SERIES OF THE ROYCE FUND
and
PROSPECTUS
for
ROYCE 100 FUND,
A SERIES OF THE ROYCE FUND

745 Fifth Avenue
New York, New York 10151
1-800-221-4268

Reorganization of Royce Select Fund I into Royce 100 Fund

The accompanying proxy is solicited on behalf of the Board of Trustees of The Royce Fund (the “Trust”) for use at a Special Meeting of Shareholders (the “Meeting”) of Royce Select Fund I (“Select Fund I”), a series of the Trust, to be held at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151, on July 27, 2015 at 2:00 p.m. (Eastern time) and at any adjournment thereof. The approximate mailing date of this Prospectus/Proxy Statement is June 19, 2015.

The Meeting is being held to vote on a Plan of Reorganization of the Trust (the “Plan”), on behalf of Select Fund I and Royce 100 Fund (“100 Fund”). 100 Fund is also a series of the Trust. As described in more detail in this Prospectus/Proxy Statement, the Plan provides for the transfer of all of the assets of Select Fund I to 100 Fund in exchange for 100 Fund’s assumption of all of the liabilities of Select Fund I and 100 Fund’s issuance to Select Fund I of Investment Class shares of beneficial interest of 100 Fund (the “100 Fund Shares”) and the subsequent liquidation of Select Fund I and its termination as a separate series of the Trust. The 100 Fund Shares received by Select Fund I in the Reorganization (as defined below) will have an aggregate net asset value that is equal to the aggregate net asset value of the Select Fund I shares that are outstanding immediately prior to the Reorganization. Select Fund I will, in turn, distribute those 100 Fund Shares on a pro rata basis to its shareholders.

The acquisition of all of the assets of Select Fund I by 100 Fund, the assumption of all of liabilities of Select Fund I by 100 Fund, the issuance of the 100 Fund Shares by 100 Fund to Select Fund I, and the pro rata distribution of such 100 Fund Shares by Select Fund I to its shareholders is referred to in this Prospectus/Proxy Statement as the “Reorganization.” As used throughout this Prospectus/Proxy Statement, the term “Combined Fund” refers to 100 Fund following completion of the Reorganization.

If the Plan receives the required shareholder approval and the Reorganization is completed, you will become a shareholder of 100 Fund, you will no longer own shares of Select Fund I, and Select Fund I will be liquidated and terminated as a separate series of the Trust. In the event the Plan does not receive the required shareholder approval or the Reorganization is not otherwise completed, Select Fund I and 100 Fund will continue to operate as separate Funds and you will remain a Select Fund I shareholder.

This Prospectus/Proxy Statement is both a Prospectus for 100 Fund and a Proxy Statement for Select Fund I. This Prospectus/Proxy Statement sets forth concisely the information about the Reorganization and 100 Fund that you should know before voting. You should review it carefully and retain it for future reference.

Each of the following documents has been filed with the Securities and Exchange Commission (the “SEC”), and is incorporated herein by reference into (each legally forms a part of) this Prospectus/Proxy Statement:

•	The Statement of Additional Information relating to this Prospectus/Proxy Statement, dated June 12, 2015 (the “Reorganization SAI”);
•	The Statutory Prospectus relating to Select Fund I, dated May 1, 2015;
•	The Statement of Additional Information relating to each series of the Trust, including 100 Fund and Select Fund I, dated May 1, 2015 (the “SAI”); and
•	The Annual Report to Shareholders of various series of the Trust, including Select Fund I, for the fiscal year ended December 31, 2014 (the “Select Fund I Annual Report”).

Each of the following documents has been filed with the SEC, and is incorporated herein by reference into (each legally forms a part of), and also accompanies this Combined Prospectus/Proxy Statement:

•	The Statutory Prospectus relating to the Investment Class, Service Class, and/or Institutional Class shares of various series of the Trust, including 100 Fund, dated May 1, 2015 (the “Statutory Prospectus”); and
•	The Annual Report to Shareholders of various series of the Trust, including 100 Fund, for the fiscal year ended December 31, 2014 (the “100 Fund Annual Report”).

The documents listed above are available free of charge by calling Investor Services toll-free at 1-800-221-4268, or by writing to the Funds at 745 Fifth Avenue, New York, New York 10151.

Select Fund I and 100 Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549
By Mail:	Public Reference Section
Office of Consumer Affairs and Information Services
Securities and Exchange Commission
100 F Street, N.E. Washington, DC 20549
(duplicating fee required)
By E-mail:	publicinfo@sec.gov
(duplicating fee required)
By Internet:	www.sec.gov

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Prospectus/Proxy Statement is June 12, 2015

FEES AND EXPENSES

As of the date of this Prospectus/Proxy Statement, Select Fund I only has Investment Class shares outstanding while 100 Fund has Investment Class, Service Class, R Class, and K Class shares outstanding. Because no Service Class, R Class, or K Class shares of 100 Fund will be distributed to Select Fund I shareholders in connection with the Reorganization, the fee table and expense example below do not provide information with respect to those share classes.

Fee Table
The fee table below provides a summary comparison of the fees and expenses attributable to the Investment Class shares of each Fund. The annual fund operating expenses of Select Fund I and 100 Fund are based on the fees and expenses attributable to their respective Investment Class shares for the fiscal year ended December 31, 2014. The estimated annual fund operating expenses of the Combined Fund after giving effect to the Reorganization are shown on a pro forma basis as of December 31, 2014 as if the Reorganization had been completed on that date. The Combined Fund’s actual annual operating expenses after the Reorganization may be greater or less than those shown below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Select Fund I Investment Class	100 Fund Investment Class	Pro Forma Combined Fund Investment Class
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%
Redemption fee (as a percentage of amount redeemed on shares held for less than 30 days)	1.00%	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%	1.00%
Distribution (12b-1) fees	0.00%	0.00%	0.00%
Other expenses	0.23%	0.22%	0.22%
Total annual Fund operating expenses	1.23%	1.22%	1.22%

Expense Example
This example is intended to help you compare the cost of investing in Investment Class shares of Select Fund I, 100 Fund, and the Combined Fund based on their respective annual fund operating expenses as shown in the fee table above with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the relevant Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Select Fund I: Investment Class	100 Fund: Investment Class	Pro Forma Combined Fund: Investment Class
1 Year	$125	$124	$124
3 Years	$390	$387	$387
5 Years	$676	$670	$670
10 Years	$1,489	$1,477	$1,477

Portfolio Turnover
Each of Select Fund I and 100 Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the fee table or in the expense example above, affect Fund performance. During the fiscal year ended December 31, 2014, the portfolio turnover rates for Select Fund I and 100 Fund were 40% and 39%, respectively, of the average value of their portfolios.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan, a copy of which is attached as Appendix A hereto. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan, the Statutory Prospectus, a copy of which is enclosed, the 100 Fund Annual Report, a copy of which is enclosed, the SAI, and the Reorganization SAI. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

General
The Trust is a Delaware statutory trust that is registered with the SEC as an open-end management investment company. Each of Select Fund I and 100 Fund is organized as a separate series of the Trust. The Funds are “diversified” investment companies within the meaning of the 1940 Act. A “diversified” fund is a mutual fund that, with respect to 75% of the value of its total assets, may not: (i) have more than 5% of the value of its total assets invested in the securities of any one issuer and (ii) own more than 10% of the outstanding voting securities of any one issuer.

Royce & Associates, LLC (“Royce”) serves as the investment adviser to each of Select Fund I and 100 Fund. Lauren A. Romeo manages Select Fund I, assisted by Charles M. Royce, while Ms. Romeo and Mr. Royce serve as the lead portfolio manager and portfolio manager, respectively, for 100 Fund.

Upon completion of the Reorganization, the Combined Fund will be managed in accordance with 100 Fund’s investment objective and principal investment policies and strategies and will be subject to 100 Fund’s legal agreements.

The Proposed Reorganization
The Board of Trustees of the Trust (the “Board”) has approved the Plan and unanimously recommends that you vote to approve the Plan. The Plan provides, among other things, for:

•	the transfer of all of the assets of Select Fund I to 100 Fund in exchange for 100 Fund’s assumption of all of the liabilities of Select Fund I and 100 Fund’s issuance to Select Fund I of the 100 Fund Shares;
•	the pro rata distribution of the 100 Fund Shares by Select Fund I to its shareholders;
•	the liquidation of Select Fund I and its termination as a separate series of the Trust.

The 100 Fund Shares issued by 100 Fund to Select Fund I as part of the Reorganization will have an aggregate net asset value that is equal to the aggregate net asset value of the Select Fund I shares that are outstanding immediately prior to the Reorganization. Select Fund I will, in turn, distribute those 100 Fund Shares to its shareholders. The 100 Fund Shares received by each Select Fund I shareholder as part of the Reorganization will be of the same class (i.e., Investment Class) and will have an aggregate net asset value that is equal to the aggregate net asset value of their Select Fund I shares immediately prior to the Reorganization. Please see “Information About the Reorganization–Summary of the Terms of the Plan” for more detailed information regarding the Plan.

Completion of the Reorganization is subject to the approval of Select Fund I shareholders as described in the section entitled “Voting Information” and the satisfaction of certain other conditions. If the Plan receives the required shareholder approval and the Reorganization is completed, you will become a shareholder of 100 Fund, you will no longer own shares of Select Fund I, and Select Fund I will be liquidated and terminated as a separate series of the Trust. In the event the Plan does not receive the required shareholder approval or the Reorganization is not otherwise completed, Select Fund I and 100 Fund will continue to operate as separate Funds and you will remain a Select Fund I shareholder.

Summary of Reasons for the Proposed Reorganization
The Trustees unanimously concluded that the interests of existing shareholders of each Fund would not be diluted as a result of the consummation of the Plan and that the consummation of the Plan is in the best interests of each of Select Fund I and 100 Fund. The Trustees considered the following factors in making these determinations:

•	Select Fund I has historically had a difficult time attracting and maintaining assets at a sufficient level for it to be viable as a stand-alone mutual fund;
•	Select Fund I recently experienced a significant decline in its net asset level from $39.2 million as of December 31, 2014 to $25.9 million as of March 31, 2015;
•	100 Fund, with net assets of approximately $195.6 million as of March 31, 2015, is considerably larger than Select Fund I;
•	Select Fund I and 100 Fund are subject to identical contractual investment advisory fee rates;
•	The annualized operating expense ratios for the Investment Class shares of each of Select Fund I and 100 Fund for the fiscal year ended December 31, 2014 were almost identical (i.e., 1.23% for Select Fund I vs. 1.22% for 100 Fund);
•	Select Fund I and 100 Fund have identical investment objectives;
•	Select Fund I and 100 Fund have the same portfolio managers and benchmark indexes;
•	Select Fund I and 100 Fund are subject to substantially similar investment policies and restrictions;
•	Select Fund I and 100 Fund employ substantially similar principal investment strategies (i.e., they both use a disciplined value investment approach to invest in a limited number (generally less than 100) of small- and mid-cap companies with stock market capitalizations up to $5 billion at the time of investment);
•	Select Fund I and 100 Fund are subject to substantially similar, though not identical, principal investment risks, and have similar, though not identical, overall risk profiles;
•	As noted in the table immediately below, Select Fund I had higher average annual total returns than 100 Fund for the three-year and ten-year periods ended March 31, 2015 while 100 Fund outperformed Select Fund I for the three-month, one-year, and five-year periods ended March 31, 2015;

Fund	Average Annual Total Returns for Periods Ended March 31, 2015
	Quarter	1 Year	3 Years	5 Years	10 Years
Select Fund I	0.23%	-3.65%	8.87%	9.06%	9.55%
100 Fund (Investment Class)	0.57%	-2.78%	8.12%	9.40%	9.05%

•	Royce will pay the fees and expenses resulting from the Reorganization; and
•	It is a condition to the closing of the Reorganization that Select Fund I and 100 Fund receive an opinion of special tax counsel to the Trust relating to the tax-free nature of the Reorganization for U.S. federal income tax purposes.

Please see “Comparison of Select Fund I and 100 Fund” and “Information About the Reorganization–Reasons for the Proposed Reorganization” for more detailed information about the factors considered by the Board in approving the Plan.

Summary of Investment Objectives, Principal Investment Policies and Strategies, and Benchmarks for Funds
This section summarizes the investment objectives, principal investment policies and strategies, and benchmarks for the Funds.

	Select Fund I	100 Fund
Investment Objective	Long-term growth of capital	Long-term growth of capital
Primary Investments	Normally invests at least 80% of its net assets in equity securities issued by companies with stock market capitalizations up to $5 billion at the time of investment.	Normally invests at least 80% of its net assets in equity securities issued by companies with stock market capitalizations up to $5 billion at the time of investment.
Number of Issuers	Invests in a limited number of issuers (generally less than 100)	Invests in a limited number of issuers (generally up to 100)
Investment Approach	Disciplined value approach

Royce seeks to invest in companies that it believes are trading below its estimate of their current worth. Royce looks at several factors in making this determination, including strong balance sheets, other business strengths, business prospects, and the potential for improvement in cash flow levels and internal rates of return.	Disciplined value approach

Royce looks to select securities of “outstanding” companies—those that in its view are trading at attractive valuations that also have excellent business strengths, strong balance sheets, and/or improved prospects for growth, as well as those with the potential for improvement in cash flow levels and internal rates of return.
Foreign Securities	May invest up to 15% of its assets in securities of companies headquartered in foreign countries.	May invest up to 25% of its assets in securities of companies headquartered in foreign countries.
Engaging in Short Sale Transactions	May sell short securities representing up to 35% of its net assets.	Prohibited
Borrowing for Investment Purposes	May borrow an amount not to exceed 33.33% of its assets for investment purposes.	Prohibited
Benchmark Index	Russell 2000 Index	Russell 2000 Index

Overall, the Funds have the same portfolio managers and use a disciplined value investment approach to invest in a limited number (generally less than 100) of small- and mid-cap companies with stock market capitalizations up to $5 billion at the time of investment. Although Select Fund I may engage in short sale transactions and borrow money from banks for investment purposes while 100 Fund is prohibited from doing so, its portfolio managers have historically not elected to utilize such investment practices to any significant extent. Select Fund I did not have any outstanding short positions or borrowings for investment purposes as of March 31, 2015 or as of the date hereof. Another difference between the Funds is that 100 Fund’s investment policies permit it to invest a greater percentage of its assets in securities of companies headquartered in foreign countries than those of Select Fund I. Notwithstanding 100 Fund’s greater ability relative to Select Fund I to invest in such foreign securities, 100 Fund invested a slightly smaller percentage of its assets in such securities as of March 31, 2015 than did Select Fund I. Please see “Comparison of Select Fund I and 100 Fund” in this Prospectus/Proxy Statement and the enclosed Statutory Prospectus for more detailed information regarding the Funds’ investment objectives and principal investment policies and strategies.

Summary of Principal Investment Risks
As noted above, Select Fund I and 100 Fund have identical investment objectives, employ substantially similar investment strategies, and have the same portfolio managers. As a result, the Funds are subject to substantially similar, though not identical, principal investment risks and have similar, though not identical, overall risk profiles. The Funds’ principal investment risks are listed in the table below. For detailed descriptions of these risks, please see “Comparison of Select Fund I and 100 Fund” in this Prospectus/Proxy Statement and the enclosed Statutory Prospectus.

Principal Investment Risk	Select Fund I	100 Fund
Market Risk	Yes	Yes
Small- and Mid-Cap Securities Risk	Yes	Yes
Investment in a Limited Number of Issuers and Industry and Sector Overweights	Yes	Yes
Foreign Securities Risk	Yes	Yes
Short Sale Risk	Yes*	No
Leverage Risk	Yes**	No

* Select Fund I is not subject to this risk to the extent it does not engage in short sale transactions.
** Select Fund I is not subject to this risk to the extent it does not borrow money for investment purposes.

No assurance can be given that shares of the Combined Fund will not lose value. As with any Fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate.

Primary U.S. Federal Income Tax Consequences of the Reorganization
The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). It is expected that the shareholders of Select Fund I will not recognize gain or loss upon the exchange of all of their shares of Select Fund I solely for shares of 100 Fund, as described in this Prospectus/Proxy Statement and in the Plan. Select Fund I does not currently expect to sell or otherwise dispose of any investments in a significant amount prior to the implementation of the Reorganization, except pursuant to transactions made in the ordinary course of business or with respect to investments that are not freely transferable or are otherwise restricted. If Select Fund I were to sell its investments in a significant amount in anticipation of the Reorganization, Select Fund I could generate capital gains for shareholders if such gains exceeded any net unrealized depreciation of Select Fund I. Such capital gains distributions would be taxable to Select Fund I shareholders.

Purchase and Redemption Procedures, Fee Structures, and Exchange Rights
Investment Class shares of Select Fund I and 100 Fund are subject to identical purchase and redemption procedures and have identical fee structures and exchange rights.

Shareholder Voting
The Board has set the close of business on June 1, 2015 as the record date (the “Record Date”) for determining those shareholders entitled to vote at the Meeting or any adjournment thereof. Only holders of record of Select Fund I shares at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment thereof. Select Fund I shareholders on the Record Date will be entitled one vote for each full Select Fund I share and a fractional vote for each Select Fund I fractional share that they hold, with no shares having cumulative voting rights.

Approval of the Plan requires the affirmative vote of a majority of the outstanding voting securities of Select Fund I, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of Select Fund I present at the Meeting, if the holders of more than 50% of the outstanding shares of Select Fund I are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding shares of Select Fund I.

All properly executed proxy cards received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxy cards will be voted “FOR” the Proposal. You may revoke your proxy at any time before it is exercised by sending written instructions to the Secretary of the Trust at 745 Fifth Avenue, New York, New York 10151 or by submitting a new proxy card with a later date. In addition, any shareholder attending the Meeting may vote in person, whether or not he or she has previously submitted a proxy card.

The Board knows of no business other than that mentioned in Proposal No. 1 of the Notice of Special Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

INFORMATION ABOUT THE REORGANIZATION

General
As described in more detail below under the heading “Summary of the Terms of the Plan,” Select Fund I will transfer all of its assets to 100 Fund in exchange for 100 Fund’s assumption of all of the liabilities of Select Fund I and the issuance of the 100 Fund Shares to Select Fund I. The date on which these transactions occur is referred to as the “Closing Date” in this Prospectus/Proxy Statement. The 100 Fund Shares issued to Select Fund I will have an aggregate net asset value that is equal to the aggregate net asset value of the outstanding shares of Select Fund I as of the close of trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (referred to as the “Valuation Time”).

The distribution of the 100 Fund Shares to Select Fund I shareholders will be accomplished by opening new accounts on the books of 100 Fund in the names of Select Fund I shareholders and transferring to those shareholder accounts the relevant 100 Fund Shares. Accordingly, as a result of the Reorganization, each Select Fund I shareholder will receive Investment Class shares of 100 Fund with an aggregate net asset value that is equal to the aggregate net asset value of their Select Fund I shares as of the Valuation Time. No sales charge, redemption fee, or other fee will be assessed to Select Fund I shareholders in connection with their receipt of the 100 Fund Shares in the Reorganization. The stock transfer books of Select Fund I will be permanently closed on the Closing Date. Upon the distribution of the 100 Fund Shares by Select Fund I to its shareholders, Select Fund I will be liquidated and terminated as a series of the Trust.

The Reorganization is structured so that 100 Fund will be the legal survivor in the Reorganization, which means that the management and operation of the Combined Fund will be governed by 100 Fund’s investment objective, principal investment policies and strategies, and legal agreements upon completion of the Reorganization. In addition, 100 Fund will be the accounting survivor in the Reorganization, which means that the Combined Fund will carry on the performance and financial history of 100 Fund upon completion of the Reorganization.

Summary of the Terms of the Plan
Pursuant to the Plan, Select Fund I will, on the Closing Date, transfer all of its assets to 100 Fund in exchange solely for 100 Fund’s issuance of the 100 Fund Shares to Select Fund I and 100 Fund’s assumption of all of the liabilities of Select Fund I. The net asset value of the Investment Class shares issued by 100 Fund to Select Fund I will be equal, as of the Valuation Time, to the value of the assets of Select Fund I transferred to 100 Fund, as determined in accordance with the Trust’s valuation procedures, net of the liabilities of Select Fund I assumed by 100 Fund. In order to minimize any potential for undesirable U.S. federal income and excise tax consequences in connection with the Reorganization, Select Fund I will distribute to its shareholders on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date. Select Fund I expects to distribute the 100 Fund Shares to its shareholders promptly after the Closing Date in connection with its liquidation. Thereafter, Select Fund I will be terminated as a series of the Trust.

Certain customary representations and warranties have been made in the Plan in respect of the capitalization, status, and conduct of business of each of Select Fund I and 100 Fund. Unless waived in accordance with the Plan, the obligations of the parties to the Plan are conditioned upon, among other things:

•	the approval of the Plan by the shareholders of Select Fund I in accordance with the requirements of the 1940 Act;
•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Plan;
•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;
•	the truth in all material respects, as of the Closing Date, of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Plan;
•	the effectiveness under applicable law of 100 Fund’s registration statement on Form N-14, of which this Prospectus/Proxy Statement forms a part and the absence of any related stop orders under the Securities Act of 1933;

•	the declaration of a dividend by Select Fund I to distribute to its shareholders all of its undistributed net investment income and net capital gains;
•	the receipt of an opinion of counsel relating to the tax-free nature of the Reorganization for U.S. federal income tax purposes; and
•	the receipt of an opinion of counsel regarding the issuance of the 100 Fund Shares under Delaware law.

The Plan may be terminated or amended by the mutual consent of the parties before approval thereof by the shareholders of Select Fund I.

The Board recommends that you vote to approve the Plan, as it believes the Reorganization is in the best interests of Select Fund I as more fully described below under the heading “Reasons for the Proposed Reorganization.”

Expenses of the Reorganization
 Royce will pay the fees and expenses resulting from the Reorganization. These fees and expenses are estimated to be approximately $62,500.

Any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to the Reorganization will be borne by that Fund and its shareholders. Any brokerage or other trading costs incurred in connection with buying or selling portfolio securities after the Reorganization will be borne by the Combined Fund and its shareholders.

Legal Matters
Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, special tax counsel to the Trust. The opinion of such special tax counsel is not binding on the Internal Revenue Service (the “IRS”) or any court.

Reasons for the Proposed Reorganization
The Trustees of the Trust, including all of the Trustees of the Trust who are not “interested persons” of the Trust in respect of Select Fund I and 100 Fund (collectively, the “Independent Trustees”), have unanimously determined that the Reorganization would be in the best interests of each of Select Fund I and 100 Fund. The Board also concluded that the interests of each Fund’s existing shareholders would not be diluted as a result of consummation of the Plan.

At a Board meeting held on April 22, 2015, Royce first addressed the net asset levels of Select Fund I and 100 Fund. Select Fund I, which has historically had a difficult time attracting and maintaining assets at a sufficient level for it to be viable as a stand-alone mutual fund, recently experienced a significant decline in its net asset level from $39.2 million as of December 31, 2014 to $25.9 million as of March 31, 2015. 100 Fund, on the other hand, had net assets of approximately $195.6 million as of March 31, 2015. Accordingly, by reorganizing Select Fund I into 100 Fund, it was noted by the Trustees that Combined Fund shareholders would enjoy a larger asset base over which fund expenses could be spread and might benefit from any operating efficiencies or economies of scale that may be achieved by the Combined Fund.

Royce noted to the Trustees that Select Fund I and 100 Fund:
•	have identical investment objectives;
•	have the same portfolio managers;
•	have the same benchmark indexes;
•	are subject to substantially similar investment policies and restrictions;
•	employ substantially similar principal investment strategies (i.e., they both use a disciplined value investment approach to invest in a limited number (generally less than 100) of small- and mid-cap companies with stock market capitalizations up to $5 billion at the time of investment);
•	are subject to substantially similar, though not identical, principal investment risks; and
•	have similar, though not identical, overall risk profiles.

As a result of these similarities, it is expected that the securities held by Select Fund I will not be sold in significant amounts other than in the ordinary course of business prior to, or immediately after, the Reorganization. However, to the extent dispositions of Select Fund I securities are made, such dispositions will result in taxable gains or losses and transaction costs to Select Fund I (if the dispositions are made prior to the Reorganization) or to the Combined Fund (if the dispositions are made after the Reorganization). Please see “Comparison of Select Fund I and 100 Fund” in this Prospectus/Proxy Statement and the enclosed Statutory Prospectus for more detailed information regarding the Funds’ investment objectives, principal investment policies and strategies, and principal investment risks.

Royce noted that Select Fund I and 100 Fund are subject to identical contractual investment management fee rates. Royce advised the Trustees that the annualized operating expense ratios for Select Fund I, 100 Fund, and the Combined Fund were almost identical. The annual fund operating expense ratios for Select Fund I and 100 Fund for the fiscal year ended December 31, 2014 were 1.23% and 1.22%, respectively, while the pro forma estimated annual fund operating expense ratio for the Combined Fund assuming the Reorganization had been completed as of that date was 1.22%. Royce further advised the Trustees that the performance histories of the Funds were also comparable. As noted in the table immediately below, Select Fund I had higher average annual total returns than 100 Fund for the three-year and ten-year periods ended March 31, 2015 while 100 Fund outperformed Select Fund I for the three-month, one-year, and five-year periods ended March 31, 2015.

Fund	Average Annual Total Returns for Periods Ended March 31, 2015
	Quarter	1 Year	3 Years	5 Years	10 Years
Select Fund I	0.23%	-3.65%	8.87%	9.06%	9.55%
100 Fund (Investment Class)	0.57%	-2.78%	8.12%	9.40%	9.05%

Royce further noted that it will pay the fees and expenses resulting from the Reorganization. Finally, Royce noted that it is a condition to the closing of the Reorganization that Select Fund I and 100 Fund receive an opinion of counsel substantially to the effect that the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for Select Fund I or its shareholders.

The Trustees, including a majority of the Independent Trustees, after considering the foregoing matters, unanimously concluded that the interests of existing shareholders of each Fund would not be diluted as a result of the consummation of the Plan and that the consummation of the Plan is in the best interests of each of Select Fund I and 100 Fund. The determinations were made on the basis of each Trustee’s business judgment after consideration of all of the relevant factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD, ON BEHALF OF SELECT FUND I,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PLAN.

U.S. Federal Income Tax Consequences of the Reorganization
The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, U.S. Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of Select Fund I as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as to the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that Select Fund I and 100 Fund receive an opinion from Sidley Austin LLP, special U.S. federal income tax counsel to the Trust, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that each of 100 Fund and Select Fund I will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by Select Fund I upon (i) the transfer of all of its assets to 100 Fund as described in this Prospectus/Proxy Statement or (ii) the distribution of 100 Fund shares by Select Fund I to its shareholders;
•	No gain or loss will be recognized by 100 Fund upon the receipt of all of the assets of Select Fund I solely in exchange for the issuance of 100 Fund shares to Select Fund I and the assumption of all of the liabilities of Select Fund I by 100 Fund;
•	The basis of the assets of Select Fund I acquired by 100 Fund will be the same as the basis of those assets in the hands of Select Fund I immediately before the transfer;
•	The tax holding period of the assets of Select Fund I in the hands of 100 Fund will include Select Fund I’s tax holding period for those assets;
•	Select Fund I shareholders will not recognize any gain or loss upon the exchange of shares of Select Fund I solely for 100 Fund shares as part of the Reorganization;
•	The basis of 100 Fund shares received by Select Fund I shareholders in the Reorganization will be the same as the basis of their shares of Select Fund I surrendered in the exchange; and
•	The tax holding period of 100 Fund shares that Select Fund I shareholders receive will include the tax holding period of Select Fund I shares surrendered in the exchange, provided that such shareholders held Select Fund I shares as capital assets on the date of the exchange.

The opinion of Sidley Austin LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Sidley Austin LLP will also rely upon certain representations of the management of 100 Fund and Select Fund I and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The Trust intends that 100 Fund continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to 100 Fund, Select Fund I, and their respective shareholders.

Shareholders of Select Fund I should note that, if necessary, in accordance with that Fund’s policy of distributing its investment company taxable income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and avoid federal income and excise tax at the fund level, Select Fund I will declare and pay a distribution of any such previously undistributed income and gains to its shareholders immediately prior to the Reorganization. Such distribution will be taxable to Select Fund I shareholders.

The portfolio management team of Select Fund I may sell a portion of its portfolio securities prior to the Reorganization. The tax consequences of any such sales will depend on the difference between the price at which such securities are sold and the basis of Select Fund I in such securities. Any capital gains recognized in these sales on a net basis will be distributed to the shareholders of Select Fund I prior to the Reorganization as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains). Such distributions will be taxable to Select Fund I shareholders. As of the date of this Prospectus/Proxy Statement, Select Fund I does not expect to have any capital loss carryovers to offset any such gains.

As a result of the net unrealized appreciation in 100 Fund’s assets as set forth in the 100 Fund Annual Report, it is expected that for a period of years after the Reorganization, the Combined Fund’s sale of appreciated portfolio securities likely will result in greater taxable capital gain distributions to a former Select Fund I shareholder than such shareholder might otherwise have received in the absence of the Reorganization.

Select Fund I shareholders may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders should consult with their own tax advisers regarding potential transactions.

Rights of Shareholders of Select Fund I and 100 Fund
Because the Funds are organized as separate series of the same Delaware statutory trust (i.e., The Royce Fund), the substantive legal and voting rights of Select Fund I shareholders under the Trust Instrument of the Trust are identical to those of 100 Fund shareholders.

Capitalization
The following table sets forth as of December 31, 2014: (i) the capitalization of Select Fund I; (ii) the capitalization of 100 Fund; and (iii) the unaudited pro forma capitalization of the Combined Fund assuming completion of the Reorganization. The pro forma capitalization information is unaudited and for informational purposes only. No assurance can be given as to how many shares of 100 Fund will be received by Select Fund I shareholders in connection with the Reorganization. The pro forma capitalization information should not be relied upon to reflect the number of shares of 100 Fund that actually will be received by Select Fund I shareholders in connection with the Reorganization.

	Select Fund I	100 Fund	Pro Forma Adjustments	Pro Forma Combined Fund (Unaudited)(1)
Investment Class
Net assets	$39,220,350	$68,898,103	–	$108,118,453
Total shares outstanding	2,270,788	7,881,365	2,218,379 (2)	12,370,532
Net asset value per share	$17.27	$8.74	–	$8.74

Service Class(3)
Net assets	N/A	$149,735,759	–	$149,735,759
Total shares outstanding	N/A	17,314,820	–	17,314,820
Net asset value per share	N/A	$8.65	–	$8.65

R Class(3)
Net assets	N/A	$1,982,776	–	$1,982,776
Total shares outstanding	N/A	177,966	–	177,966
Net asset value per share	N/A	$11.14	–	$11.14

K Class(3)
Net assets	N/A	$672,076	–	$672,076
Total shares outstanding	N/A	59,279	–	59,279
Net asset value per share	N/A	$11.34	–	$11.34

(1) Assumes the Reorganization had taken place on December 31, 2014.

(2) Reflects the change in shares of 100 Fund after giving effect to the distribution of shares of 100 Fund to Select Fund I shareholders as if the Reorganization had taken place on December 31, 2014.

(3) As of the date of this Prospectus/Proxy Statement, Select Fund I does not have any outstanding shares for this share class.

COMPARISON OF SELECT FUND AND 100 FUND

Investment Objectives, Principal Investment Policies and Strategies, and Principal Investment Risks of the Funds
 This section describes the investment objectives, the principal investment policies and strategies, and the principal investment risks of the Funds and the differences between them. For a complete description of the investment objective, the principal investment policies and strategies, and the principal investment risks for 100 Fund, you should read the enclosed Statutory Prospectus.

Investment Objectives. The investment objectives of the Funds are identical. The investment objective of each of Select Fund I and 100 Fund is to seek long-term growth of capital

Principal Investment Policies and Strategies. As set forth in the table below, the principal investment policies and strategies of the Funds are substantially similar.

Select Fund I	100 Fund
The long portion of Select Fund I’s portfolio is invested primarily in a limited number (generally less than 100) of the equity securities of small- and mid-cap companies with stock market capitalizations up to $5 billion that Royce believes are trading below its estimate of their current worth. Royce looks at several factors in making this determination, including strong balance sheets, other business strengths, business prospects, and the potential for improvement in cash flow levels and internal rates of return.

Royce invests the assets of 100 Fund in a limited number (generally up to 100) of the equity securities of primarily small- and mid-cap companies with stock market capitalizations up to $5 billion. Royce selects securities of approximately 100 “outstanding” companies—those that in its view are trading at attractive valuations that also have excellent business strengths, strong balance sheets, and/or improved prospects for growth, as well as those with the potential for improvement in cash flow levels and internal rates of return.

Normally, Select Fund I invests at least 80% of its net assets in equity securities of companies with stock market capitalizations up to $5 billion. Although Select Fund I normally focuses on the securities of U.S. companies, it may invest up to 15% of its assets (measured at the time of investment) in securities of companies headquartered in foreign countries. Select Fund I may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Normally, 100 Fund invests at least 80% of its net assets in equity securities issued by companies with stock market capitalizations up to $5 billion at the time of investment. Although 100 Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. 100 Fund may invest in other investment companies that invest in equity securities. 100 Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Royce may also invest the assets of Select Fund I in short positions in equity securities. Select Fund I may seek to capitalize on declines in the market prices of equity securities or declines in securities indices by taking short positions in the equity securities of a specific company or through short sales in passively managed, exchange traded funds (“ETFs”) that track performance of a market index. Select Fund I may establish such short positions when Royce anticipates a decline in the market price of a security because Royce believes that (i) it is issued by a company with a highly leveraged balance sheet or limited growth prospects and/or that is poorly managed or (ii) a company’s securities, or an ETF, are otherwise overpriced. The short portion of Select Fund I’s portfolio is not subject to any market capitalization restrictions, and Select Fund I may short the securities of larger capitalization companies and market indices. Select Fund I will not sell short securities representing more than 35% of its net assets.

Select Fund I may borrow for the purpose of purchasing portfolio securities and other instruments. Select Fund I may borrow from banks in an amount not to exceed one-third of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets.

Overall, the Funds have the same portfolio managers and use a disciplined value investment approach to invest in a limited number (generally less than 100) of small- and mid-cap companies with stock market capitalizations up to $5 billion at the time of investment. Although Select Fund I may engage in short sale transactions and borrow money from banks for investment purposes while 100 Fund is prohibited from doing so, its portfolio managers have historically not elected to utilize such investment practices to any significant extent. Select Fund I did not have any outstanding short positions or borrowings for investment purposes as of March 31, 2015 or as of the date hereof. Another difference between the Funds is that 100 Fund’s investment policies permit it to invest up to 25% of its assets in securities of companies headquartered in foreign countries while those of Select Fund I only permit it to invest up to 15% of its assets in such foreign securities. Notwithstanding 100 Fund’s greater ability relative to Select Fund I to invest in such foreign securities, only 9.1% of the assets of 100 Fund were invested in such securities as of March 31, 2015, compared to 9.9% of the assets of Select Fund I.

Principal Investment Risks. Set forth below is a summary of the principal investment risks that may be associated with an investment in Select Fund I and 100 Fund as a result of their respective investment policies. With the exception of potential short sale risk and potential leverage risk, those principal investment risks are identical. As noted above, the portfolio managers of Select Fund I have historically not elected to utilize such investment practices to any significant extent and Select Fund I did not have any outstanding short positions or borrowings for investment purposes as of March 31, 2015 or as of the date hereof. To the extent Select Fund I does not engage in these practices, it is not be subject to short sale risk or leverage risk. Notwithstanding any differences between the Funds, they are subject to substantially similar, though not identical, principal investment risks and have similar, though not identical, overall risk profiles.

Principal Investment Risk	Select Fund I	100 Fund
Market Risk. As with any mutual fund that invests in common stocks, the Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses. Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.	Yes	Yes
Small- and Mid-Cap Securities Risk. The prices of small- and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.	Yes	Yes
Investment in a Limited Number of Issuers and Industry and Sector Overweights. The Fund’s investment in a limited number of issuers and its potential industry and sector overweights may also involve more risk to investors than a more broadly diversified portfolio of smaller-company securities because it may be more susceptible to any single corporate, economic, political, regulatory, or market event.	Yes	Yes
Foreign Securities Risk. Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.	Yes	Yes
Short Sale Risk. The Fund’s use of short sales involves additional investment risks and transaction costs. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund must borrow the security sold short to make delivery to the buyer and is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends declared or interest that accrues during the period of the loan. Under certain market conditions, short sales can increase the volatility of the Fund and may lower the Fund’s return or result in losses, which potentially may be unlimited. The Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands that the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. If this occurs at the same time other short sellers are trying to borrow or buy in the securities, or the price of the security is otherwise rising, a “short squeeze” could occur, causing the stock price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price. The risk of a “short squeeze” is significantly higher when the Fund is seeking to close out a short position in a small- and/or mid-cap security than it would be for a larger-cap security because of such securities’ lower trading volumes.

Short sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the Fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.	Yes	No
Leverage Risk. The Fund’s borrowing for investment purposes may increase its volatility and magnify its losses. Interest and other borrowing costs may exceed the gain on securities purchased with borrowed funds.	Yes	No

FINANCIAL HIGHLIGHTS

The financial highlights tables for the Investment Class shares of 100 Fund that are contained in the enclosed Statutory Prospectus and in the enclosed 100 Fund Annual Report have been derived from financial statements audited by PricewaterhouseCoopers LLP. The financial highlights tables for the Investment Class shares of Select Fund I that are contained in the enclosed Statutory Prospectus and in the Select Fund I Annual Report, a copy of which is available without charge by calling toll-free at 1-800-221-4268, also have been derived from financial statements audited by PricewaterhouseCoopers LLP. Such financial highlights tables are incorporated herein by reference into (legally form a part of) this Combined Prospectus/Proxy Statement.

ADDITIONAL INFORMATION

Quorum

A quorum of shareholders is necessary to hold a valid meeting of shareholders. Under the Bylaws of the Trust, a quorum will exist if shareholders entitled to vote more than 50% of the issued and outstanding shares of Select Fund I on the Record Date are present at the Meeting in person or by proxy. Abstentions are counted for the purposes of determining both the presence or absence of a quorum at the Meeting and the total number of shares present at the Meeting.

Required Vote

Approval of Proposal No. 1 requires the affirmative vote of a majority of the outstanding voting securities of Select Fund I, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of Select Fund I present at the Meeting, if the holders of more than 50% of the outstanding shares of Select Fund I are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding shares of Select Fund I.

Adjournment of Meeting; Other Matters

In the event that sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against such proposal.

Under the New York Stock Exchange rules that govern brokers who have record ownership of Select Fund I shares that are held in “street name” for their customers, who are the beneficial owners of Select Fund I shares, brokers have the discretion to vote such shares on routine matters, but do not have the discretion to vote such shares on non-routine matters. With respect to Proposal No. 1, it is not expected that brokers will be permitted to vote Select Fund I shares in their discretion. Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of a quorum. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have the same effect as a vote against the proposal as well as a vote against any adjournment.

Shareholders vote at the Meeting by casting ballots (in person or by proxy) which will be tabulated by one or two persons who were appointed by the Board before the Meeting to serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

Affiliated Broker-Dealer

Royce Fund Services, Inc. (“RFS”), a New York corporation and wholly-owned subsidiary of Royce, is the distributor of the Fund. RFS’s principal office is located at 745 Fifth Avenue, New York, New York 10151.

Information Concerning Royce

Royce, a Delaware limited liability company, is the investment adviser for each of Select Fund I and 100 Fund and a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), 100 International Drive, Baltimore, MD 21202. Legg Mason owns a diversified group of global asset managers and is listed on the New York Stock Exchange (symbol: LM). Royce is registered as an investment adviser under the Investment Advisers Act of 1940. Royce has been investing in smaller-company securities with a value approach for more than 40 years. Its offices are located at 745 Fifth Avenue, New York, New York 10151.

Information About Share Ownership

The persons known to the Trust to be beneficial owners or owners of record of 5% or more of the shares of each Class of 100 Fund as of the Record Date are listed in the table immediately below.

Class	Investor	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Service Class	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	4,051,277	Record	25.47%
Service Class	National Financial Services FEBO Our Customers 200 Liberty Street 1 World Fin Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	3,020,333	Record	18.99%
Service Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,309,044	Record	14.52%
Service Class	Reliance Trust Company FBO Retirement Plans Serviced by Met Life 8515 E. Orchard Rd., 2T2 Greenwood Village, CO 80111-5002	992,016	Record	6.24%
Investment Class	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	1,667,637	Record	29.39%
Investment Class	Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-5141	669,980	Record	11.81%
Investment Class	National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Fin. Ctr Attn: Mutual Fund Dept, 5th Floor New York, NY 10281	644,769	Record	11.36%
Investment Class	PIMS/Prudential Retirement As Nominee for the TTEE/CUST PL 720 Overhead Door Corporation 2501 S Hwy. 121 Suite 200 Lewisville, TX 75067	527,362	Record	9.30%
Investment Class	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2522	439,298	Record	7.74%
K Class	Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	98,731	Record	31.17%
K Class	New York Life Trust Company 169 Lackawanna Avenue Trust Admin, 2nd Floor Parsippany, NJ 07054-1007	58,951	Record	18.61%
K Class	Wilmington Trust RISC TTEE FBO Washington Federal 401K and Employee Stock Ownership Plan and Trust P.O. Box 52129 Phoenix, AZ 85072-2129	49,999	Record	15.78%
K Class	Wilmington Trust RISC Cust FBO Cobalt Mortgage 401K Plan P.O. Box 52129 Phoenix, AZ 85072-2129	64,167	Record	20.26%
R Class	Ascensus Trust Company FBO Reser’s Fine Foods, Inc. 401(K) Plan P.O. Box 10758 Fargo, ND 58106-0758	70,926	Record	36.59%
R Class	Ascensus Trust Company FBO Chicago Systems Group 401(K) Plan P.O. Box 10758 Fargo, ND 58106-0758	21,656	Record	11.17%
R Class	Sammons Financial Network LLC 4546 Corporate Drive, Ste. 100 West Des Moines, IA 50266-5911	10,487	Record	5.41%
R Class	Ascensus Trust Company FBO SW College of Naturpathic Med & HL P.O. Box 10655 Fargo, ND 58106-0655	10,040	Record	5.18%

The persons known to the Trust to be beneficial owners or owners of record of 5% or more of the outstanding Investment Class shares of Select Fund I as of the Record Date are listed in the table immediately below.

Investor	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
The Royce Family Fund Inc. DTD 10/23/06 c/o Charles M. Royce 8 Sound Shore Drive Suite 140 Greenwich, CT 06830-7259	136,850	Record and Beneficial	9.28%
National Financial Services FEBO Our Customers 200 Liberty Street 1 World Fin Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	88,910	Record	6.03%
The Royce Family Fund Inc. c/o Royce & Associates, LLC Attn: Dede Eagles 8 Sound Shore Drive Suite 140 Greenwich, CT 06830-7259	83,872	Record and Beneficial	5.69%
TD Ameritrade Inc. for the Exclusive Benefit of our Customers P.O. Box 2226 Omaha, NE 68103-2226	76,228	Record	5.17%
Lauren A. Romeo c/o Royce & Associates, LLC 745 Fifth Avenue Suite 2400 New York, NY 10151	74,469	Record and Beneficial	5.05%

As of the Record Date, the Trustees and officers of the Trust (15 individuals) owned, in the aggregate, approximately 19% of the outstanding Investment Class shares of Select Fund I and approximately 10% of the outstanding Investment Class shares of 100 Fund. As of the Record Date, the Trustees and officers of the Trust (15 individuals) owned, in the aggregate, less than 1% of the outstanding Service Class shares of 100 Fund, less than 1% of the outstanding R Class shares of 100 Fund, and less than 1% of the outstanding K Class shares of 100 Fund.

Shareholder Proposals

The Trust and Select Fund I are not required, and neither currently intends, to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Trust a reasonable time before the Board’s solicitation relating to such meeting is to be made. Any shareholder who wishes to bring any proposal at any subsequent shareholder meeting without including such proposal in the Trust’s proxy statement relating to the meeting also must send his or her written proposal to the Trust a reasonable time before the Board’s solicitation relating to such meeting is to be made. Written proposals should be sent to the Secretary of the Trust, 745 Fifth Avenue, New York, New York 10151.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Proxy Delivery

If you and another shareholder share the same address, the Trust may send only one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 1-800-221-4268, or write the Trust at 745 Fifth Avenue, New York, New York 10151.

OTHER BUSINESS

While the Meeting has been called to transact any business that may properly come before it, the only matters which the Trustees intend to present are the matters stated in the Notice of Special Meeting. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters.

By order of the Board of Trustees of The Royce Fund

John E. Denneen,
Secretary

Please fill in, date and sign the proxy card and return it in the accompanying postage-paid envelope. You may also provide your voting instructions via telephone or the internet by following the instructions on the proxy card. Please take advantage of these prompt and efficient voting options.

Dated: June 12, 2015

Appendix A

FORM OF PLAN OF REORGANIZATION OF THE ROYCE FUND

This Plan of Reorganization of The Royce Fund (this “Plan”), a Delaware statutory trust having its principal place of business at 745 Fifth Avenue, New York, New York 10151 (“TRF”), on behalf of the acquiring fund listed in Schedule A to this Plan (the “Acquiring Fund”) and the target fund listed in Schedule A to this Plan (the “Target Fund”), is made as of this _____ day of __________, 2015. Together, the Target Fund and the Acquiring Fund are referred to herein as the “Funds.”

The reorganization for the Target Fund (hereinafter referred to as the “Reorganization”) will consist of: (i) the acquisition by the Acquiring Fund of all of the assets of the Target Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund in exchange solely for full and fractional Investment Class shares of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and (iii) the termination of the Target Fund as soon as practicable after the Closing (as defined in Section 3 hereof), all upon and subject to the terms and conditions of this Plan.

The Plan is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).

In order to consummate the transactions contemplated by this Plan, the following actions shall be taken by TRF on behalf of the Acquiring Fund and the Target Fund, as applicable:

1. Acquisition of Assets, Assumption of Liabilities, Issuance of Acquiring Fund Shares, and Liquidation and Termination of Target Fund.

(a) Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer, and deliver the Assets (as defined in Section 1(b) hereof) to the Acquiring Fund free and clear of all liens, encumbrances, and claims whatsoever. In exchange, the Acquiring Fund agrees: (i) to deliver to the Target Fund the number of full and fractional Investment Class shares of the Acquiring Fund, determined by dividing: (Y) the aggregate value of the Assets, net of all of the Target Fund’s liabilities (as described in Section 1(b) hereof), computed in the manner and as of the time and date set forth in Section 2(a) hereof, by (ii) the net asset value of one Investment Class share of the Acquiring Fund, computed in the manner and as of the time and date set forth in Section 2(b) hereof; and (b) to assume all of the Target Fund’s liabilities (as described in Section 1(b) hereof). Such transactions shall take place at the Closing (as defined in Section 3 hereof). The date on which the Closing occurs shall be referred to herein as the “Closing Date.”

(b) The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known, or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Valuation Time (as defined in Section 2(a) hereof), and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 8(d) hereof and other than the Target Fund’s rights under this Plan (collectively, the “Assets”). All liabilities, expenses, costs, charges and reserves of the Target Fund, to the extent that they exist at or after the Valuation Time, shall after the Valuation Time, attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

(c) Immediately following the Closing, the Target Fund shall, in complete liquidation of the Target Fund, distribute pro rata to its shareholders of record as of the Valuation Time all of the Acquiring Fund Shares received by the Target Fund pursuant to this Section 1 and shall thereafter terminate. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of TRF relating to the Acquiring Fund and noting in such accounts the amounts of Acquiring Fund Shares that former Target Fund shareholders are due based on their respective holdings of the Target Fund as of the Valuation Time. Fractional Acquiring Fund Shares shall be carried to the normal and customary decimal place for such shares. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with the transactions contemplated by this Plan.

Appendix A

2. Valuation.

(a) The value of the Assets to be acquired by the Acquiring Fund from the Target Fund hereunder shall be the value of such Assets as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (the “Valuation Time”), using TRF’s then-current valuation procedures.

(b) Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the value of the Assets acquired by the Acquiring Fund reduced by the amount of the liabilities of the Target Fund assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for its acquisition of such Assets from the Target Fund and its assumption of such liabilities of the Target Fund. The net asset value per share of an Investment Class share of the Acquiring Fund as contemplated under Section 1(a) of this Plan shall be computed as of the Valuation Time, using TRF’s then-current valuation procedures.

3. Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing shall be __________ __, 2015, or such other date as determined in writing by TRF’s officers (the “Closing Date”). Unless otherwise provided in writing, all acts taking place at the Closing shall be deemed to take place as of 10:00 a.m. on the Closing Date. The Closing shall take place at the principal office of TRF. TRF on behalf of the Target Fund shall have provided for delivery as of the Closing of the Target Fund’s Assets to the account of the Acquiring Fund at the Acquiring Fund’s custodian. Also, TRF on behalf of the Target Fund shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Fund and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. TRF on behalf of the Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Target Fund’s account on the Closing Date to the Secretary of TRF, or shall provide evidence satisfactory to the Target Fund that the Acquiring Fund Shares have been registered in an account on the books of the Acquiring Fund in such manner as TRF on behalf of Target Fund may request.

4. Transfer Taxes

Any transfer taxes payable upon the issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

5. Representations and Warranties by TRF on behalf of the Target Fund.

TRF makes the following representations and warranties about the Target Fund:

(a) The Target Fund is a series of TRF, a statutory trust organized under the laws of the State of Delaware and validly existing and in good standing under the laws of that jurisdiction. TRF is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and all of the shares of Target Fund sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”).

(b) TRF on behalf of the Target Fund is authorized to issue an unlimited number of the Target Fund shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c) The financial statements appearing in TRF’s Annual Report to Shareholders in respect of the Target Fund for the fiscal year ended December 31, 2014, audited by Pricewaterhouse Coopers LLP, fairly present the financial position of the Target Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) TRF has the necessary power and authority to conduct the Target Fund’s business as such business is now being conducted.

(e) TRF on behalf of the Target Fund is not a party to or obligated under any provision of TRF’s Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f) The Target Fund does not have any unamortized or unpaid organizational fees or expenses.

Appendix A

(g) The Target Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under Subchapter M of the Code, as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the Closing Date; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(h) The Target Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

(i) At the Closing, the Target Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to below, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j) Except as may be disclosed in TRF’s then-current prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Fund.

(k) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Fund.

(l) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of TRF’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

6. Representations and Warranties by TRF on behalf of the Acquiring Fund.

TRF makes the following representations and warranties about the Acquiring Fund:

(a) The Acquiring Fund is a series of TRF, a statutory trust organized under the laws of the State of Delaware validly existing and in good standing under the laws of that jurisdiction. TRF is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b) TRF on behalf of the Acquiring Fund is authorized to issue an unlimited number of the Acquiring Fund shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c) The financial statements appearing in TRF’s Annual Report to Shareholders in respect of the Acquiring Fund for the fiscal year ended December 31, 2014, audited by Pricewaterhouse Coopers LLP, fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) TRF has the necessary power and authority to conduct the Acquiring Fund’s business as such business is now being conducted.

(e) TRF on behalf of the Acquiring Fund is not a party to or obligated under any provision of TRF’s Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and expects to continue to so qualify thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

(g) The statement of assets and liabilities to be created by TRF for the Acquiring Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Fund and the net asset value in the case of the Acquiring Fund, and

Appendix A

outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h) At the Closing, the Acquiring Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i) Except as may be disclosed in TRF’s then-current prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Fund.

(j) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Fund.

(k) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of TRF’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l) TRF anticipates that consummation of this Plan will not cause the Acquiring Fund to fail to conform to the requirements applicable to RICs under Subchapter M of the Code at the end of the next succeeding tax quarter.

7. Intentions of TRF on behalf of the Funds.

(a) At the Closing, TRF on behalf of the Target Fund, intends to have available a copy of the shareholder ledger accounts, certified by TRF’s transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Fund shares as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the completion of the transactions contemplated by this Plan.

(b) TRF intends to operate each Fund’s respective business as presently conducted between the date hereof and the Closing.

(c) TRF intends that the Target Fund will not acquire the Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Target Fund’s shareholders.

(d) TRF on behalf of the Target Fund intends, if this Plan is consummated, to liquidate and dissolve the Target Fund.

(e) TRF intends that, by the Closing, each Fund’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f) TRF intends to mail to each shareholder of the Target Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a prospectus/proxy statement that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g) TRF intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (the “Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders’ meeting of the Target Fund, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Appendix A

8. Conditions Precedent to be Fulfilled by TRF on behalf of the Funds.

The consummation of the Plan with respect to the Acquiring Fund and the Target Fund shall be subject to the following conditions:

(a) That: (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by TRF on behalf of the Funds shall occur prior to the Closing; and (iii) TRF shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b) That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of TRF on behalf of the Funds.

(c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Fund or would prohibit the transactions contemplated hereby.

(d) That at or immediately prior to the Closing, the Target Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Fund’s shareholders all of such Target Fund’s investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(e) That there shall be delivered to TRF on behalf of the Funds an opinion from Sidley Austin LLP, in form and substance satisfactory to TRF, substantially to the effect that the transactions contemplated by this Plan will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. Such opinion shall contain at a minimum the conclusion that no gain or loss will be recognized by the shareholders of the Target Fund as a result of the transfer by the Target Fund of all of its assets to the Acquiring Fund, in exchange solely for Acquiring Fund Shares, the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of TRF with regard to matters of fact.

(f) That there shall be delivered to TRF, on behalf of the Funds, an opinion in form and substance satisfactory to it from Richards, Layton & Finger, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights and subject to the general principles of equity:

(1) TRF is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the trust power and authority under the Trust Instrument, Bylaws and the Act to (i) execute, deliver and perform its obligations under the Plan and (ii) conduct its business as described in the Trust Instrument and Bylaws;

(2) The Acquiring Fund has been duly established as a separate series of TRF under the Trust Instrument and Section 3806(b)(2) of the Act;

(3) The shares of the Acquiring Fund to be issued as provided for by the Plan are duly authorized, and upon issuance will be validly issued, fully paid and non-assessable beneficial interests in the Acquiring Fund;

(4) The execution and delivery of the Plan and the consummation by TRF of the transactions contemplated thereby have been duly authorized by TRF under the Trust Instrument, the Bylaws and the Act;

(5) Neither the execution, delivery and performance by TRF of the Plan, nor the consummation by TRF of the transactions contemplated thereby, violates (i) the Trust Instrument or Bylaws or (ii) any law, rule or regulation of the State of Delaware applicable to TRF; and

Appendix A

(6) This Plan constitutes a legal, valid and binding agreement of TRF, enforceable against TRF, in accordance with its terms.

In giving the opinion set forth above, Richards, Layton & Finger may state that it is relying on certificates of the officers of TRF with regard to matters of fact and may assume all conditions precedent set forth in this Plan have been satisfied and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that the trustees of TRF have complied with their fiduciary duties in approving this Plan, that the Reorganization is fair in all respects and that the execution and delivery of this Plan by TRF with respect to the Target Fund and the performance of its obligations thereunder are not inconsistent with the 1940 Act or the rules and regulations thereunder. In addition, such counsel need not express an opinion with respect to any provisions of this Plan that purport to obligate TRF to cause other persons or entities to take certain actions or act in a certain way insofar as such provision relates to the actions of such other persons or entities, any provisions of this Plan to the extent that such provisions purport to bind or limit the trustees of TRF in the exercise of their fiduciary duties or to bind parties not a signatory to this Plan.

(g) That the Registration Statement with respect to the Acquiring Fund Shares to be delivered to the Target Fund’s shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(h) That the Acquiring Fund Shares to be delivered hereunder shall be eligible for sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Target Fund.

9. Expenses.

(a) TRF represents and warrants that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b) All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs, and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, and with the solicitation and tabulation of vote of Target Fund shareholders, shall be paid by Royce & Associates, LLC, the investment adviser to each of the Target Fund and the Acquiring Fund.

10. Termination; Postponement; Waiver; Order.

(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Target Fund) prior to the Closing, or the Closing may be postponed by TRF on behalf of a Fund by resolution of the Board of Trustees of TRF if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b) If the transactions contemplated by this Plan have not been consummated by December 31, 2015, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of TRF on behalf of the Funds.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Fund or Target Fund, and neither TRF, the Acquiring Fund nor the Target Fund, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by TRF’s Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of TRF on behalf of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Fund, unless such terms and conditions shall result

Appendix A

in a change in the method of computing the number of Acquiring Fund Shares to be issued the Target Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless TRF on behalf of the Target Fund shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11. Entire Plan and Amendments.

This Plan embodies the entire plan of TRF on behalf of the Funds, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended in writing only by TRF. Neither this Plan nor any interest herein may be assigned without the prior written consent of TRF on behalf of the Fund corresponding to the Fund making the assignment. For purposes of the Act, this Plan will be deemed part of the governing instrument (as defined in the Act) of TRF.

12. Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to TRF at 745 Fifth Avenue, New York, New York 10151, Attention: Secretary.

13. Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

THE ROYCE FUND
on behalf of the Acquiring Fund listed in
Schedule A

Attest: John E. Denneen,	By: Christopher D. Clark
Assistant Secretary	Title: President

THE ROYCE FUND
on behalf of the Target Fund listed in
Schedule A

Attest: John E. Denneen,	By: Christopher D. Clark
Assistant Secretary	Title: President

Appendix A

Schedule A

Target Fund	Acquiring Fund
Royce Select Fund I, a series of The Royce Fund	Royce 100 Fund, a series of The Royce Fund

THE ROYCE FUND

ROYCE 100 FUND
ROYCE SELECT FUND I

PART B

STATEMENT OF ADDITIONAL INFORMATION

June 12, 2015

This Statement of Additional Information (the “Reorganization SAI”) relates to the proposed reorganization (the “Reorganization”) of Royce Select Fund I (“Select Fund I”), a series of The Royce Fund (the “Trust”), a Delaware statutory trust, into Royce 100 Fund, (“100 Fund”), also a series of the Trust.

This Reorganization SAI contains information which may be of interest to shareholders of Select Fund I relating to the Reorganization, but which is not included in the Prospectus/Proxy Statement dated June 12, 2015 (the “Prospectus/Proxy Statement”). As described in the Prospectus/Proxy Statement, the Reorganization would involve the transfer of all of the assets of Select Fund I to 100 Fund, in exchange for 100 Fund’s assumption of all of the liabilities of Select Fund I, and 100 Fund’s issuance to Select Fund I of Investment Class shares of 100 Fund with an aggregate net asset value that is equal to the aggregate net asset value of the Select Fund I shares that are outstanding immediately prior to the Reorganization. Select Fund I would, in turn, distribute such 100 Fund shares to its shareholders on a pro rata basis in complete liquidation of Select Fund I.

This Reorganization SAI is not a prospectus, and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Trust, 745 Fifth Avenue, New York, New York 10151, or by calling 1-800-221-4268.

Capitalized terms used in this Reorganization SAI and not otherwise defined herein shall have the meanings given them in the Prospectus/Proxy Statement.

TABLE OF CONTENTS

Additional Information About 100 Fund and Select Fund I	S-3
Financial Statements	S-3

Additional Information About 100 Fund and Select Fund I

For 100 Fund: Incorporates by reference the Statement of Additional Information relating to each series of the Trust, including 100 Fund and Select Fund I, dated May 1, 2015 and as amended and supplemented to date (the “SAI”), included in the Registration Statement on Form N-1A of the Trust (SEC Accession No. 0000949377-14-000280) as filed with the Securities and Exchange Commission (the “SEC”); and the Annual Report to Shareholders of various series of the Trust, including 100 Fund, for the fiscal year ended December 31, 2014 and dated March 6, 2015 (SEC Accession No. 0000949377-15-000148) as filed with the SEC (the “100 Fund Annual Report”).

For Select Fund I: Incorporates by reference the Annual Report to Shareholders of various series of the Trust, including Select Fund I, for the fiscal year ended December 31, 2014 and dated March 6, 2015 (SEC Accession No. 0000949377-15-000148) as filed with the SEC (the “Select Fund I Annual Report”).

FINANCIAL STATEMENTS

This Reorganization SAI incorporates by reference (i) the 100 Fund Annual Report, and (ii) the Select Fund I Annual Report, each of which has been filed with the SEC. Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and the reports of the independent registered public accounting firm named therein, are incorporated herein by reference.

Unaudited pro forma financial statements of 100 Fund and Select Fund I are provided on the following pages.

The unaudited pro forma portfolio of investments and pro forma statement of assets and liabilities reflect financial positions as if the Reorganization occurred on December 31, 2014. The unaudited pro forma statement of operations reflects expenses for the twelve month period ended December 31, 2014. The pro forma financial statements give effect to the Reorganization. The proposed Reorganization will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the Combined Fund. Select Fund I does not currently expect to sell or otherwise dispose of any investments in a significant amount prior to the implementation of the Reorganization, except pursuant to transactions made in the ordinary course of business or with respect to investments that are not freely transferable or are otherwise restricted.

Pro Forma Condensed Combined Schedule of Investments for
100 Fund and Select Fund I as of December 31, 2014 (Unaudited)

	Royce 100 Fund		Royce Select Fund I		Pro Forma Royce 100 Fund Combined		Combined % of Net Assets
COMMON STOCKS
	Shares	Value	Shares	Value	Shares	Value

Consumer Discretionary
Auto Components
Drew Industries[1]	40,786	2,082,941	6,286	321,026	47,072	2,403,967
Gentex Corporation	38,702	1,398,303	19,050	688,277	57,752	2,086,580

		3,481,244		1,009,303		4,490,547

Automobiles
Thor Industries	-	-	11,445	639,432	11,445	639,432

Diversified Consumer Services
Liberty Tax[1]	90,629	3,239,081	-	-	90,629	3,239,081

Household Durables
Ethan Allen Interiors	101,640	3,147,791	-	-	101,640	3,147,791
NVR[1]	-	-	570	726,938	570	726,938

		3,147,791		726,938		3,874,729

Internet & Catalog Retail
FTD Companies[1]	18,910	658,446	-	-	18,910	658,446

Media
E.W. Scripps Company Cl. A1	-	-	15,170	339,050	15,170	339,050
Morningstar	17,712	1,146,144	-	-	17,712	1,146,144
Wiley (John) & Sons Cl. A	20,800	1,232,192	3,900	231,036	24,700	1,463,228

		2,378,336		570,086		2,948,422

Specialty Retail
Buckle (The)	97,210	5,105,469	18,185	955,076	115,395	6,060,545
Destination Maternity	77,100	1,229,745	-	-	77,100	1,229,745
Genesco[1]	33,360	2,556,043	12,065	924,420	45,425	3,480,463

		8,891,257		1,879,496		10,770,753

Textiles, Apparel & Luxury Goods
Movado Group	84,560	2,398,967	16,276	461,750	100,836	2,860,717

		24,195,122		5,287,005		29,482,127	11.3%

Consumer Staples
Food Products
Cal-Maine Foods	-	-	9,008	351,582	9,008	351,582
Darling Ingredients[1]	63,390	1,151,162	-	-	63,390	1,151,162
Sanderson Farms	13,840	1,162,906	-	-	13,840	1,162,906

		2,314,068		351,582		2,665,650

Personal Products
Nu Skin Enterprises Cl. A	-	-	14,620	638,894	14,620	638,894

		2,314,068		990,476		3,304,544	1.3%

Energy
Energy Equipment & Services
Helmerich & Payne	28,655	1,931,920	9,230	622,287	37,885	2,554,207
Oil States International[1]	62,710	3,066,519	13,380	654,282	76,090	3,720,801
Pason Systems	199,780	3,764,146	37,870	713,526	237,650	4,477,672
SEACOR Holdings[1]	42,500	3,136,925	5,319	392,595	47,819	3,529,520
TGS-NOPEC Geophysical	133,550	2,889,533	37,670	815,041	171,220	3,704,574
Unit Corporation[1]	104,500	3,563,450	20,095	685,239	124,595	4,248,689

		18,352,493		3,882,970		22,235,463	8.5%

Financials
Capital Markets
AllianceBernstein Holding L.P.	45,469	1,174,464	-	-	45,469	1,174,464
Artisan Partners Asset Management Cl. A	49,230	2,487,592	9,460	478,014	58,690	2,965,606
Federated Investors Cl. B	91,740	3,020,998	21,690	714,252	113,430	3,735,250
Lazard Cl. A	43,300	2,166,299	13,040	652,391	56,340	2,818,690
SEI Investments	71,000	2,842,840	13,665	547,147	84,665	3,389,987
Silvercrest Asset Management Group Cl. A	150,000	2,347,500	-	-	150,000	2,347,500
Westwood Holdings Group	38,900	2,404,798	-	-	38,900	2,404,798

		16,444,491		2,391,804		18,836,295

Insurance
Alleghany Corporation[1]	-	-	1,530	709,155	1,530	709,155
Validus Holdings	-	-	14,970	622,153	14,970	622,153

		-		1,331,308		1,331,308

Real Estate Management & Development
Marcus & Millichap[1]	63,290	2,104,393	-	-	63,290	2,104,393

Thrifts & Mortgage Finance
Genworth MI Canada	-	-	20,330	647,102	20,330	647,102

		18,548,884		4,370,214		22,919,098	8.8%

Health Care
Biotechnology
Myriad Genetics[1]	-	-	20,615	702,147	20,615	702,147

Health Care Equipment & Supplies
Atrion Corporation	8,400	2,856,084	-	-	8,400	2,856,084

Life Sciences Tools & Services
Bio-Rad Laboratories Cl. A1	20,000	2,411,200	5,035	607,019	25,035	3,018,219
Bio-Techne	39,000	3,603,600	8,514	786,694	47,514	4,390,294
PerkinElmer	43,400	1,897,882	-	-	43,400	1,897,882

		7,912,682		1,393,713		9,306,395

Pharmaceuticals
Lannett Company[1]	43,620	1,870,426	11,835	507,485	55,455	2,377,911

		12,639,192		2,603,345		15,242,537	5.9%

Industrials
Aerospace & Defense
HEICO Corporation Cl. A	27,010	1,279,194	-	-	27,010	1,279,194

Air Freight & Logistics
Expeditors International of Washington	40,020	1,785,292	-	-	40,020	1,785,292

Building Products
Simpson Manufacturing	77,960	2,697,416	-	-	77,960	2,697,416

Commercial Services & Supplies
Heritage-Crystal Clean[1]	140,918	1,737,519	-	-	140,918	1,737,519
Ritchie Bros. Auctioneers	71,294	1,917,096	13,540	364,091	84,834	2,281,187

		3,654,615		364,091		4,018,706

Construction & Engineering
Jacobs Engineering Group[1]	55,300	2,471,357	-	-	55,300	2,471,357

Electrical Equipment
EnerSys	-	-	9,415	581,094	9,415	581,094
Global Power Equipment Group	127,483	1,760,540	24,048	332,103	151,531	2,092,643

		1,760,540		913,197		2,673,737

Industrial Conglomerates
Carlisle Companies	-	-	4,990	450,297	4,990	450,297

Machinery
CIRCOR International	63,178	3,808,370	11,352	684,299	74,530	4,492,669
Columbus McKinnon	-	-	16,455	461,398	16,455	461,398
Hyster - Yale Materials Handling Cl. A	22,300	1,632,360	-	-	22,300	1,632,360
John Bean Technologies	95,300	3,131,558	23,959	787,293	119,259	3,918,851
Kadant	45,800	1,955,202	-	-	45,800	1,955,202
Kennametal	66,360	2,375,024	10,500	375,795	76,860	2,750,819
Sun Hydraulics	77,500	3,051,950	-	-	77,500	3,051,950
Tennant Company	19,600	1,414,532	-	-	19,600	1,414,532
Timken Company (The)	-	-	9,845	420,185	9,845	420,185
Valmont Industries	29,780	3,782,060	5,835	741,045	35,615	4,523,105
Wabtec Corporation	16,300	1,416,307	3,468	301,334	19,768	1,717,641

		22,567,363		3,771,349		26,338,712

Professional Services
ICF International[1]	67,100	2,749,758	17,273	707,847	84,373	3,457,605
ManpowerGroup	68,266	4,653,693	-	-	68,266	4,653,693
Robert Half International	27,000	1,576,260	4,383	255,880	31,383	1,832,140
RPX Corporation[1]	133,600	1,841,008	-	-	133,600	1,841,008
Towers Watson & Co. Cl. A	18,400	2,082,328	3,500	396,095	21,900	2,478,423

		12,903,047		1,359,822		14,262,869

Trading Companies & Distributors
Aceto Corporation	-	-	17,800	386,260	17,800	386,260
Applied Industrial Technologies	79,110	3,606,625	-	-	79,110	3,606,625
MSC Industrial Direct Cl. A	25,800	2,096,250	4,567	371,069	30,367	2,467,319

		5,702,875		757,329		6,460,204

		54,821,699		7,616,085		62,437,784	24.0%

Information Technology
Communications Equipment
ADTRAN	102,690	2,238,642	28,619	623,894	131,309	2,862,536

Electronic Equipment, Instruments & Components
Coherent[1]	48,690	2,956,457	6,836	415,082	55,526	3,371,539
Dolby Laboratories Cl. A	-	-	4,545	195,980	4,545	195,980
FARO Technologies[1]	17,627	1,104,860	-	-	17,627	1,104,860
FLIR Systems	57,300	1,851,363	-	-	57,300	1,851,363

IPG Photonics[1]	32,400	2,427,408	5,480	410,562	37,880	2,837,970
Littelfuse	19,400	1,875,398	-	-	19,400	1,875,398
MTS Systems	22,100	1,658,163	-	-	22,100	1,658,163
National Instruments	93,570	2,909,091	-	-	93,570	2,909,091
Orbotech[1]	203,400	3,010,320	-	-	203,400	3,010,320
Plexus Corporation[1]	74,800	3,082,508	-	-	74,800	3,082,508
Rofin-Sinar Technologies[1]	122,388	3,521,103	20,992	603,940	143,380	4,125,043
Rogers Corporation[1]	17,760	1,446,375	-	-	17,760	1,446,375

		25,843,046		1,625,564		27,468,610

Internet Software & Services
Envestnet[1]	34,500	1,695,330	-	-	34,500	1,695,330
j2 Global	27,600	1,711,200	11,235	696,570	38,835	2,407,770

		3,406,530		696,570		4,103,100

IT Services
Sykes Enterprises[1]	-	-	32,445	761,484	32,445	761,484

Semiconductors & Semiconductor Equipment
Brooks Automation	215,890	2,752,597	-	-	215,890	2,752,597
Cabot Microelectronics[1]	25,820	1,221,802	3,996	189,091	29,816	1,410,893
Diodes[1]	52,900	1,458,453	-	-	52,900	1,458,453
Integrated Silicon Solution	-	-	46,434	769,411	46,434	769,411
MKS Instruments	108,200	3,960,120	23,445	858,087	131,645	4,818,207
Nanometrics[1]	182,430	3,068,473	41,928	705,229	224,358	3,773,702
Teradyne	-	-	27,750	549,172	27,750	549,172
Tessera Technologies	-	-	5,805	207,587	5,805	207,587
Veeco Instruments[1]	49,800	1,737,024	12,500	436,000	62,300	2,173,024

		14,198,469		3,714,577		17,913,046

Software
ANSYS[1]	15,500	1,271,000	-	-	15,500	1,271,000
ePlus[1]	58,457	4,424,610	-	-	58,457	4,424,610
Mentor Graphics	-	-	8,840	193,773	8,840	193,773

		5,695,610		193,773		5,889,383

Technology Hardware, Storage & Peripherals
Silicon Graphics International[1]	-	-	34,450	392,041	34,450	392,041

		51,382,297		8,007,903		59,390,200	22.8%

Materials

Chemicals
Innospec	51,950	2,218,265	14,847	633,967	66,797	2,852,232
Minerals Technologies	-	-	10,436	724,780	10,436	724,780
Quaker Chemical	27,160	2,499,806	-	-	27,160	2,499,806

		4,718,071		1,358,747		6,076,818

Containers & Packaging
Greif Cl. A	66,800	3,154,964	-	-	66,800	3,154,964

Metals & Mining
Compass Minerals International	24,500	2,127,335	-	-	24,500	2,127,335
Globe Specialty Metals	105,310	1,814,491	-	-	105,310	1,814,491
Haynes International	33,033	1,602,101	-	-	33,033	1,602,101
Major Drilling Group International	136,450	670,623	35,890	176,392	172,340	847,015
Reliance Steel & Aluminum	66,200	4,056,074	12,570	770,164	78,770	4,826,238

		10,270,624		946,556		11,217,180

Paper & Forest Products
Schweitzer-Mauduit International	-	-	7,955	336,496	7,955	336,496

		18,143,659		2,641,799		20,785,458	8.0%

Miscellanous[2]		10,232,893		1,141,726		11,374,619	4.4%

TOTAL COMMON STOCKS		210,630,307		36,541,523		247,171,830

REPURCHASE AGREEMENT
Fixed Income Clearing Corporation,
0.0% dated 12/31/14, due 1/2/15		9,261,000		1,020,000		10,281,000	3.9%

TOTAL INVESTMENTS		219,891,307		37,561,523		257,452,830	98.8%

CASH AND OTHER ASSETS LESS LIABILITIES		1,397,407		1,658,827		3,056,234	1.2%

NET ASSETS		221,288,714		39,220,350		260,509,064	100.0%

[1] Non-Income producing.
[2] Includes securities first acquired in 2014 and less than 1% of net assets.

Pro Forma Condensed Combined Statement of Assets and Liabilities for
100 Fund and Select Fund I as of December 31, 2014 (Unaudited)

	Royce 100 Fund	Royce Select	Adjustments	Pro Forma
		Fund I		Royce 100 Fund
				Combined
ASSETS:
Investments at value	$210,630,307	$36,541,523	$-	$247,171,830
Repurchase agreements (at cost and value)	9,261,000	1,020,000	-	10,281,000
Cash and foreign currency	553	632	-	1,185
Receivable for investments sold	7,228,211	1,897,406	-	9,125,617
Receivable for capital shares sold	216,320	47,610	-	263,930
Receivable for dividends and interest	100,711	11,919	-	112,630
Prepaid expenses and other assets	818	187	-	1,005
Total Assets	227,437,920	39,519,277	-	266,957,197
LIABILITIES:
Payable for investments purchased	4,940,493	217,942	-	5,158,435
Payable for capital shares redeemed	705,971	-	-	705,971
Payable for investment advisory fees	191,833	35,687	-	227,520
Payable for trustees’ fees	3,467	577	-	4,044
Accrued expenses	307,442	44,721	-	352,163
Total Liabilities	6,149,206	298,927	-	6,448,133
Net Assets	$221,288,714	$39,220,350	$-	$260,509,064
ANALYSIS OF NET ASSETS:
Paid-in capital	$163,508,467	$31,253,463	$-	$194,761,930
Undistributed net investment income (loss)	(9,879)	-	-	(9,879)
Accumulated net realized gain (loss) on investments and foreign currency	7,990,375	581,019	-	8,571,394
Net unrealized appreciation (depreciation) on investments and foreign currency	49,799,751	7,385,868	-	57,185,619
Net Assets	$221,288,714	$39,220,350	$-	$260,509,064
Investment Class	$68,898,103	$39,220,350	$-	108,118,453
Service Class	149,735,759		-	149,735,759
R Class	1,982,776		-	1,982,776
K Class	672,076		-	672,076
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	7,881,365	2,270,788	2,218,379[1]	12,370,532
Service Class	17,314,820		-	17,314,820
R Class	177,966		-	177,966
K Class	59,279		-	59,279
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[2]	$8.74	$17.27	-	$8.74
Service Class[2]	8.65		-	8.65
R Class[3]	11.14		-	11.14
K Class[3]	11.34		-	11.34
Investments at identified cost	$160,829,797	$29,155,654	$-	$189,985,451

[1]	Reflects the change in shares of Royce 100 Fund after giving effect to the distribution of shares of Royce 100 Fund to Royce Select Fund I shareholders as if the Reorganization had taken place on December 31, 2014.
[2]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[3]	Offering and redemption price per share.

Pro Forma Condensed Combined Statement of Operations for
100 Fund and Select Fund I for the Twelve Month Period Ended December 31, 2014 (Unaudited)

	Royce 100 Fund	Royce Select	Adjustments[1]	Pro Forma
		Fund I		Royce 100 Fund
INVESTMENT INCOME:				Combined
INCOME:
Dividends	$3,076,978	$510,861	$-	$3,587,839
Foreign withholding tax	(38,266)	(18,120)	-	(56,386)
Securities Lending	3,799	-	-	3,799
Total income	3,042,511	492,741	-	3,535,252
EXPENSES:
Investment advisory fees	2,686,076	453,215	-	3,139,291
Distribution fees	502,711	-	-	502,711
Audit	30,841	30,241	(30,241)	30,841
Shareholder servicing	369,704	29,088	(5,971)	392,821
Registration	47,576	16,404	(13,606)	50,374
Custody	31,186	14,670	(7,300)	38,556
Shareholder reports	155,793	6,033	-	161,826
Administrative and office facilities	33,185	5,347	-	38,532
Trustees’ fees	12,739	2,077	-	14,816
Legal	2,551	410	-	2,961
Other expenses	43,867	1,770	(569)	45,068
Total expenses	3,916,229	559,255	(57,687)	4,417,797
Compensating balance credits	(112)	(6)	-	(118)
Fees waived by investment adviser and distributor	(38,989)	-	-	(38,989)
Expenses reimbursed by investment adviser	(27,457)	-	-	(27,457)
Net expenses	3,849,671	559,249	(57,687)	4,351,233
Net investment income (loss)	(807,160)	(66,508)	57,687	(815,981)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	34,830,828	5,543,084	-	40,373,912
Foreign currency transactions	5,697	452	-	6,149
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations	(43,016,114)	(5,445,007)	-	(48,461,121)
Other assets and liabilities denominated in foreign currency	(1,116)	(9)	-	(1,125)
Net realized and unrealized gain (loss) on investments and foreign currency	(8,180,705)	98,520	-	(8,082,185)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(8,987,865)	$32,012	$57,687	$(8,898,166)

[1]	Decrease due to the elimination of duplicate expenses achieved by merging the funds.

Notes to Pro Forma Combined Financial Statements as of December 31, 2014 (Unaudited)

NOTE 1 — Basis of Combination:

At a meeting held on April 22, 2015, the Board approved 100 Fund and Select Fund I entering into the Plan. The Plan provides for the transfer of all of assets of Select Fund I to 100 Fund in exchange for 100 Fund’s assumption of all of the liabilities of Select Fund I and 100 Fund’s issuance of Investment Class shares of beneficial interest of 100 Fund (the “100 Fund Shares”) to Select Fund I. The 100 Fund Shares received by Select Fund I in the proposed reorganization will have an aggregate net asset value that is equal to the aggregate net asset value of the Select Fund I shares that are outstanding immediately prior to such reorganization. The Plan also provides for the distribution by Select Fund I, on a pro rata basis, of the 100 Fund Shares to its shareholders in complete liquidation of Select Fund I.

The Reorganization will be accounted for as a tax-free merger of investments companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds at December 31, 2014 as if the merger had occurred on that date. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended December 31, 2014 as if the merger had occurred on January 1, 2014. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with the accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Completion of the Reorganization as of December 31, 2014 would not have caused 100 Fund to violate any of its portfolio-level compliance tests. The historical cost of investment securities will be carried forward to the Combined Fund. The fiscal year end for each Fund is December 31.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Funds included in, incorporated by reference into, the SAI. Such pro forma condensed combined financial statements are presented for information purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on December 31, 2014 or January 1, 2014, as applicable. Following the Reorganization, 100 Fund will be the legal and accounting survivor.

Royce will pay the fees and expenses resulting from the Reorganization, including legal and audit fees. Those fees and expenses are estimated to be approximately $62,500. Any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to the Reorganization will be borne by that Fund and its shareholders. Any brokerage or other trading costs incurred in connection with buying or selling portfolio securities after the Reorganization will be borne by the Combined Fund and its shareholders.

NOTE 2 — 100 Fund and Select Fund I Valuation:

Securities are valued as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Board, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.
Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2014.

	Level 1	Level 2	Level 3	Total
Royce 100 Fund
Common Stocks	$207,740,774	$2,889,533	–	$210,630,307
Cash Equivalents	–	$9,261,000	–	$9,261,000

Royce Select Fund I
Common Stocks	$35,726,482	$815,041	–	$36,541,523
Cash Equivalents	–	$1,020,000	–	$1,020,000

NOTE 3 — Capital Shares:

As of December 31, 2014, Select Fund I only had Investment Class shares outstanding while 100 Fund had Investment Class, Service Class, R Class, and K Class shares outstanding. No Service Class, R Class, or K Class shares of 100 Fund will be distributed to Select Fund I shareholders in connection with the Reorganization.

The pro forma net asset value per share assumes the issuance of Investment Class shares of 100 Fund that would have been issued at December 31, 2014 in connection with the proposed Reorganization. The number of full and fractional Investment Class shares of 100 Fund assumed to be issued is determined by dividing: (i) the aggregate value of the assets of Select Fund I that are transferred to 100 Fund, net of all of the liabilities of Select Fund I that are assumed to 100 Fund, by (ii) the net asset value of one Investment Class share of 100 Fund.

The pro forma number of shares outstanding, by class, for 100 Fund consists of the following at December 31, 2014.

Class of Shares of 100 Fund	Shares of 100 Fund: Pre-Reorganization	Additional Shares of 100 Fund Assumed Issued in Reorganization	Total Outstanding Shares of 100 Fund: Post Reorganization
Investment Class	7,881,365	4,489,167	12,370,532
Service Class(1)	17,314,820	–	17,314,820
R Class(1)	177,966	–	177,966
K Class(1)	59,279	–	59,279

(1) As of December 31, 2014, Select Fund did not have any outstanding shares for this share class.

NOTE 4 — Pro Forma Operating Expenses:

The pro forma condensed combined statement of operations for the twelve month period ended December 31, 2014, as adjusted, giving effect to the Reorganization reflects changes in expenses of 100 Fund as if the Reorganization was consummated on January 1, 2014.

NOTE 5 — Federal Income Taxes:

Each of 100 Fund and Select Fund I has elected to be taxed as a “regulated investment company” under the Code. If the Reorganization is consummated, unless it determines such qualification is no longer in the best interest of shareholders, 100 Fund will seek to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, Select Fund I will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

As of the date of this Prospectus/Proxy Statement, Select Fund I does not expect to have any capital loss carryovers to offset any such gains. As a result of the net unrealized appreciation in 100 Fund’s assets as set forth in the 100 Fund Annual Report, it is expected that for a period of years after the Reorganization, the Combined Fund’s sale of appreciated portfolio securities likely will result in greater taxable capital gain distributions to a former Select Fund I shareholder than such shareholder might otherwise have received in the absence of the Reorganization.